UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   July 13, 2012 (July 9, 2012)

ARMOUR Residential REIT, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

Maryland	001-34766	26-1908763
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3001 Ocean Drive, Suite 201 Vero Beach, Florida	32963
(Address of Principal Executive Offices)	(Zip Code)

(772) 617-4340
 (Registrant’s Telephone Number, Including Area Code)

n/a
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 9, 2012, ARMOUR Residential REIT, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as the representatives of the several underwriters named in Schedule I to the Underwriting Agreement (the “Underwriters”), pursuant to which the Company agreed to issue and sell to the Underwriters 40,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Firm Shares”). The Underwriting Agreement granted the Underwriters an option (the “Option”) to purchase an additional 6,000,000 shares (the “Option Shares,” and together with the Firm Shares, the “Shares”) during the 30-day period following the execution of the Underwriting Agreement and the Underwriters exercised the Option in full on July 11, 2012.

The Underwriters agreed to purchase the Firm Shares from the Company with the option to purchase the Option Shares, pursuant to the Underwriting Agreement, at a price of $7.06 per share. The Shares were offered and sold under a prospectus supplement and accompanying prospectus filed with the Securities and Exchange Commission (the "Commission") pursuant to the Company’s shelf registration statement on Form S-3ASR (File No. 333-182583) (the “Registration Statement”). The offering of the Shares closed on July 13, 2012. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement attached hereto as Exhibit 1.1 and incorporated by reference herein.

The material terms of the Shares are described in the Company’s prospectus supplement, dated July 10, 2012 and filed with the Commission on July 12, 2012 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Shares and supplements the Company’s prospectus contained in the Registration Statement, which was automatically declared effective on July 9, 2012.

Item 8.01.	Other Items.

On July 9, 2012, the Company announced the commencement of the offering. A copy of the Company’s press release relating to the commencement of the offering, dated July 9, 2012, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On July 10, 2012, the Company announced the pricing of the offering. A copy of the Company’s press release relating to the pricing, dated July 10, 2012, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

On July 13, 2012, the Company completed its offering of 46,000,000 Shares at a price of $7.06 per Share for total net proceeds of approximately $324,560,000, after deduction of estimated offering expenses of $200,000.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are filed with this Current Report pursuant to Item 601 of the Commission’s Regulation S-K in lieu of filing the otherwise required exhibits to the Registration Statement. This Current Report is incorporated by reference into the Registration Statement, and, as such, the Company is incorporating by reference the exhibits to this Current Report to cause them to be incorporated by reference into the Registration Statement as exhibits thereto. By filing this Current Report and the exhibits hereto, however, the Company does not believe that any of the information set forth herein or in the exhibits hereto represent, individually or in the aggregate, a “fundamental change” (as such term is used in Item 512(a)(1)(ii) of the Commission’s Regulation S-K) in the information set forth in, and incorporated by reference into, the Registration Statement.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement
5.1	Opinion of Akerman Senterfitt
8.1	Tax Opinion of Akerman Senterfitt
23.1	Consent of Akerman Senterfitt (included in Ex. 5.1)
23.2	Consent of Akerman Senterfitt (included in Ex. 8.1)
99.1	Press Release, dated July 9, 2012
99.2	Press Release, dated July 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARMOUR RESIDENTIAL REIT, INC.

Dated: July 13, 2012	By:	/s/ Jeffrey J. Zimmer
	Name:	Jeffrey J. Zimmer
	Title:	Co-Chief Executive Officer, President, Co-Vice
Chairman and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement
5.1	Opinion of Akerman Senterfitt
8.1	Tax Opinion of Akerman Senterfitt
23.1	Consent of Akerman Senterfitt (included in Ex. 5.1)
23.2	Consent of Akerman Senterfitt (included in Ex. 8.1)
99.1	Press Release, dated July 9, 2012
99.2	Press Release, dated July 10, 2012